UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K
____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-50863

Date of Report: March 4, 2008

CENTALE, INC.
(Exact name of registrant as specified in its charter)

New York	22-3621870
(State of other jurisdiction of incorporation or organization	(IRS Employer Identification No.)

37 Hamburg Street, East Aurora, NY	14052
(Address of principal executive offices)	(Zip Code)

(716) 714-7100
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to Articles of Incorporation

On March 4, 2008, Centale filed with the Department of State of the State of New York a Certificate of Amendment of its Certificate of Incorporation.  The amendment effected a reverse stock split of the corporation’s common stock in the ratio of 1:35.

Item 9.01	Financial Statements and Exhibits

Exhibits

3-a     Certificate of Amendment of Certificate of Incorporation filed on March 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Centale, Inc.

Dated: March 6, 2008	By: /s/ Thaddeus A. Wier, Jr.
Thaddeus A. Wier, Jr., Chief Executive Officer